UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1.  Reports to Stockholders.

December 31, 2015

Annual Report

Victory Variable Insurance Funds

Diversified Stock Fund

vcm.com

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Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Table of Contents

Shareholder Letter	2
Portfolio Commentary	3
Financial Statements
Schedule of Portfolio Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Supplemental Information
Trustee and Officer Information	16
Proxy Voting and Form N-Q Information	18
Expense Examples	18
Additional Federal Tax Information	19
Advisory Contract Renewal	20

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Variable Insurance Diversified Stock Fund.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Victory Variable Insurance Funds

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

Victory Funds Letter to Shareholders

Dear Shareholder:

It has been somewhat of a rollercoaster ride for U.S. stocks this year, culminating in August's correction, as investor worry over geopolitical turmoil in Europe, recessions in Brazil and Russia, and slowing economic growth in Asia, provided turbulence. Still, the market recovered most of its losses, delivering a relatively flat equity return to investors for the year ended December 31st. Large capitalization stocks led the way, benefitting from investor rotation during the most recent sell-off, while growth has — and continues to — materially outpace value across all capitalizations.

With both 2015 and 2016 estimate revisions trending consistently negative over the past 12 months, leaving calendar 2015 growth estimates close to flat, one is left to wonder what is driving investor's appetites for stocks. Easy monetary policy has driven bond yields to record lows, helping equities, but it also stands to reason that investors are optimistic the U.S. can once again regain the lead position in the global growth story. Specifically, slowing growth in China and the end of the commodity super-cycle, might just portend a revitalization for the U.S. and other developed nations on two fronts: 1) the consumer strengthens from improved real wages, but improved frugality sets the stage for lower, but longer expansion, and 2) a larger portion of investment gets channeled back to developed markets as investors reassess the long term growth and risk profile of emerging markets, driving the improved productivity that has been missing in this recovery.

International turmoil, highlighted by a Greek bond default and slow growth overseas, created uncertainty within global financial markets. Meanwhile, U.S. investors grappled with the coming shift from easy monetary policy to tightening. The U.S. economy emerged from a first quarter malaise induced by adverse weather and a crippling west coast port shutdown, to above trend growth in the middle part of the year. The ever resilient U.S. consumer led a second quarter surge in growth on the back of a steadily improving job market and fuel savings from a marked drop in the price of oil. The housing and automobile sectors, as well as the service economy, reaped the most gains from this spending. Throughout, the U.S. dollar climbed steadily higher, creating a headwind that slowed the U.S. manufacturing sector, pushing the ISM manufacturing index into neutral territory towards the end of the third quarter. The fourth quarter of 2015 marked the end of an extraordinary period in which the Federal Funds rate was held near zero for seven years. While the Fed action was important, many of the themes that we began the year with persisted until the end — steady job gains, subdued inflation, falling commodity prices, and a strong dollar that pushed the U.S. manufacturing sector into contraction. As a result, the tug of war for investors between risky assets and treasuries dominated the year. The U.S. bond market produced a modest return for the year, led by the Treasury market.

International equity markets returns were mixed for the year, as developed stocks outperformed their emerging peers, with international developed small capitalization stocks, in particular, posting the highest returns among foreign equity asset classes. Emerging economies have struggled, largely impacted by depressed commodity prices and a strong U.S. dollar, which has led to further local currency devaluations. Brazil and Russia have been staggered by contracting economies and elevated inflation. China's growth deceleration has been a significant cause for concern among global investors, especially its impact on key emerging and developed economies which rely on exporting goods to China; the world's second largest economy.

We continue to believe that the markets provide tactical challenges for investors to navigate. As we have stated in the past, we also believe that maintaining a long term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather possible market turbulence.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Portfolio Commentary

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

U.S. large-capitalization equities had their lowest performance in the past seven years with a total return of 1.4% for 2015. Macro concerns related to slowing growth in emerging market economies, negative earnings revisions, and the Federal Reserve's first rate increase since 2006 dominated the investment backdrop. Corporate earnings are expected to be flat for the year 2016, leaving P/E multiples essentially where they started the year at 16X earnings. A flat year for equities will be viewed as disappointing and well below long-term average returns. When put into the context of having appreciated six consecutive years, however, and with unprecedented monetary stimulus unwinding at the same time that commodities have collapsed and global growth is in question, we believe flat equity markets aren't a dire outcome. Trailing 3-year returns remain very healthy at 15.1%, as do five-year returns at 12.6%. The current bull market has lasted longer than any time since 1928 (82 months versus 57 months on average), and has appreciated nearly 40% more than the average bull market return (+202% vs. +165%). A digestive phase from these levels is not unwarranted. The Fund underperformed its S&P 500 benchmark by approximately 450 bps for the year. While disappointed with the relative performance, the portfolio has historically lagged in growth/momentum markets. We believe the portfolio is well positioned for the transition out of these types of markets.

Within the portfolio, stock selection in the Industrial sector was the largest positive contributor to relative performance for the year. Within the sector, General Electric (+28%) and Masco (+30%) were the most meaningful contributors, followed by Precision Castparts (acquired by Berkshire Hathaway), Stanley Black & Decker, and Danaher. Avoiding companies with above average exposure to commodities and emerging markets also proved beneficial in the sector. We were also correct to own some of the better-performing growth names in the index, such as Starbucks (+48%), Alphabet (+45%), and Facebook (+34%), and those were large contributors for the year, along with Eli Lilly (+25%) and Progressive Corp. (+21%). The largest detractors were stock selection in the Consumer Discretionary and Consumer Staples sectors. PVH (-42%) and Johnson Controls (-16%) were the largest detractors within Consumer Discretionary, while Wal-Mart and Procter & Gamble underperformed in the Consumer Staples sector. Being under-represented in Growth/momentum factors also hurt relative performance.

Portfolio Holdings

As a Percentage of Total Investments

Portfolio Commentary

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended December 31, 2015

Inception Date	7/1/99
	Net Asset Value	S&P 500 Index[1]
One Year	–3.11%	1.41%
Three Year	12.66%	15.14%
Five Year	9.15%	12.57%
Ten Year	5.56%	7.31%
Since Inception	4.67%	N/A

Expense Ratios

Gross	1.14%
With Applicable Waivers	1.14%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Diversified Stock Fund — Growth of $10,000

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.1%):
Consumer Discretionary (8.7%):
Advance Auto Parts, Inc.	6,700	$1,008
H&R Block, Inc.	30,300	1,009
Johnson Controls, Inc.	19,800	782
Newell Rubbermaid, Inc.	6,200	273
Starbucks Corp.	4,740	285
		3,357
Consumer Staples (7.5%):
CVS Health Corp.	12,300	1,202
Diageo PLC, ADR	5,600	611
Mead Johnson Nutrition Co.	6,200	489
The Hershey Co.	6,400	572
		2,874
Energy (6.3%):
Occidental Petroleum Corp.	12,430	840
Schlumberger Ltd.	19,870	1,386
Weatherford International PLC (a)	21,300	179
		2,405
Financials (19.0%):
American Express Co.	8,300	577
Bank of America Corp.	82,710	1,392
Citigroup, Inc.	33,860	1,753
Citizens Financial Group, Inc.	17,500	458
Principal Financial Group, Inc.	12,740	573
The Bank of New York Mellon Corp.	28,460	1,173
The Goldman Sachs Group, Inc.	4,400	793
The Progressive Corp.	18,770	597
		7,316
Health Care (12.7%):
Baxter International, Inc.	22,380	854
Celgene Corp. (a)	4,500	539
Eli Lilly & Co.	3,300	278
Medtronic PLC	13,220	1,017
Merck & Co., Inc.	10,230	540
Perrigo Co. PLC	6,100	883
Pfizer, Inc.	23,920	772
		4,883
Industrials (14.9%):
Danaher Corp.	6,930	644
General Electric Co.	50,500	1,574
Masco Corp.	21,810	617
Nielsen Holdings PLC	12,600	587
Stanley Black & Decker, Inc.	5,700	608
Union Pacific Corp.	7,600	594
United Parcel Service, Inc., Class B	11,440	1,101
		5,725

See notes to financial statements.

Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (19.4%):
Alphabet, Inc., Class C (a)	1,777	$1,348
Apple, Inc.	12,340	1,299
Applied Materials, Inc.	44,500	831
Cisco Systems, Inc.	29,500	801
EMC Corp.	44,300	1,138
Facebook, Inc., Class A (a)	5,350	560
SAP SE, ADR	8,860	701
Visa, Inc., Class A	10,240	794
		7,472
Materials (4.1%):
Air Products & Chemicals, Inc.	5,800	755
Potash Corp. of Saskatchewan, Inc.	47,000	804
		1,559
Telecommunication Services (2.5%):
Verizon Communications, Inc.	20,800	961
Total Common Stocks (Cost $32,505)		36,552
Investment Companies (2.6%):
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	1,008,626	1,009
Total Investment Companies (Cost $1,009)		1,009
Total Investments (Cost $33,514) — 97.7%		37,561
Other assets in excess of liabilities — 2.3%		880
NET ASSETS — 100.0%		$38,441

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on December 31, 2015.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

  Statement of Assets and Liabilities

Victory Variable Insurance Funds  December 31, 2015

(Amounts in Thousands, Except for Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $33,514)	$37,561
Dividends receivable	65
Receivable for investments sold	906
Total Assets	38,532
LIABILITIES:
Payable for capital shares redeemed	9
Accrued expenses and other payables:
Investment advisory fees	10
Administration fees	3
Custodian fees	1
Transfer agent fees	3
Contract owner fees	22
12b-1 fees	8
Other accrued expenses	35
Total Liabilities	91
NET ASSETS:
Capital	31,641
Accumulated undistributed net investment income	2
Accumulated net realized gains from investments	2,751
Net unrealized appreciation on investments	4,047
Net Assets	$38,441
Shares (unlimited number of shares authorized with a par value of $0.001 per share)	3,016
Net asset value, offering price & redemption price per share	$12.75

See notes to financial statements.

  Statement of Operations

Victory Variable Insurance Funds  For the Year Ended December 31, 2015

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Dividend income	$740
Total Income	740
Expenses:
Investment advisory fees	130
Administration fees	39
Contract owner fees	106
12b-1 fees	109
Custodian fees	8
Transfer agent fees	12
Trustees' fees	6
Chief Compliance Officer fees	1
Legal and audit fees	39
Insurance fees	27
Other expenses	18
Total Expenses	495
Net Investment Income	245
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	2,867
Net change in unrealized depreciation on investments	(4,480)
Net realized/unrealized losses on investments	(1,613)
Change in net assets resulting from operations	$(1,368)

See notes to financial statements.

Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
From Investment Activities:
Operations:
Net investment income	$245	$423
Net realized gains from investment transactions	2,867	5,369
Net change in unrealized depreciation on investments	(4,480)	(1,204)
Change in net assets resulting from operations	(1,368)	4,588
Distributions to Shareholders:
From net investment income	(243)	(425)
From net realized gains on investments	(4,924)	—
Change in net assets resulting from distributions to shareholders	(5,167)	(425)
Change in net assets from capital transactions	(3,548)	(3,307)
Change in net assets	(10,083)	856
Net Assets:
Beginning of period	48,524	47,668
End of period	$38,441	$48,524
Accumulated undistributed net investment income	$2	$—
Capital Transactions:
Proceeds from shares issued	$1,859	$4,524
Dividends reinvested	5,167	425
Cost of shares redeemed	(10,574)	(8,256)
Change in net assets from capital transactions	$(3,548)	$(3,307)
Share Transactions:
Issued	125	317
Reinvested	397	29
Redeemed	(708)	(580)
Change in Shares	(186)	(234)

See notes to financial statements.

Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$15.15	$13.87	$10.42	$9.05	$9.78
Investment Activities:
Net investment income	0.09	0.13	0.08	0.10	0.06
Net realized/unrealized gains/losses on investments	(0.53)	1.28	3.45	1.37	(0.73)
Total from Investment Activities	(0.44)	1.41	3.53	1.47	(0.67)
Distributions:
Net investment income	(0.09)	(0.13)	(0.08)	(0.10)	(0.06)
Net realized gains from investments	(1.87)	—	—	—	—
Total Distributions	(1.96)	(0.13)	(0.08)	(0.10)	(0.06)
Net Asset Value, End of Period	$12.75	$15.15	$13.87	$10.42	$9.05
Total Return (a)	(3.11)%	10.20%	33.93%	16.28%	(6.83)%
Ratios/Supplemental Data:
Net assets at end of period (000)	$38,441	$48,524	$47,668	$33,090	$32,874
Ratio of net expenses to average net assets	1.14%	1.16%	1.16%	1.19%	1.26%
Ratio of net investment income to average net assets	0.56%	0.89%	0.67%	0.96%	0.62%
Portfolio turnover	78%	70%	82%	96%	80%

(a)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

See notes to financial statements.

  Notes to Financial Statements

Victory Variable Insurance Funds  December 31, 2015

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of one fund: the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2015

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2015, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$36,552	$—	$36,552
Investment Companies	—	1,009	1,009
Total	$36,552	$1,009	$37,561

There were no transfers between Level 1 and Level 2 during the fiscal year ended December 31, 2015.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended December 31, 2015, were as follows for the Fund (in thousands):

Purchases*	Sales*
$33,410	$42,955

* There were no Purchases or Sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with the remaining portion owned by Victory employees and a limited number of outside investors.

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2015

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee of 0.30% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank National Association ("KeyBank"), serving as custodian for the Fund, receives custodian fees at an annualized rate of 0.005% of the daily net assets of the Trust, plus applicable per transaction fees. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and certain series of Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective April 1, 2015, SunGard Investor Services LLC ("SunGard") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays SunGard a fee for its services and reimburses SunGard for all of their reasonable out-of-pocket expenses incurred in providing these services. Prior to April 1, 2015, Citi served as the Fund's transfer agent.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies. The Distributor re-allowed all except for $1,000 to life insurance companies to provide these services.

The Fund has entered into Contract Owner Administrative Services Agreements with certain contract owner servicing agents. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Line of Credit:

The Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Trusts"), participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the fiscal year ended December 31, 2015, Citibank earned approximately $50,000 for Line of Credit fees. Each fund covered by the facility pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. During the fiscal year ended December 31, 2015, the Fund had no loans outstanding with Citibank.

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2015, was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distribution paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,352	$3,815	$5,167

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2015

The tax character of distributions paid during the fiscal year ended December 31, 2014, was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distribution paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$425	$—	$425

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$134	$2,716	$3,950	$6,800

* The difference between the book-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

During the fiscal year ended December 31, 2015, the Fund did not utilize capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of December 31, 2015, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$33,611	$5,307	$(1,357)	$3,950

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Victory Variable Insurance Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Variable Insurance Funds, constituting the Diversified Stock Fund (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Variable Insurance Funds as of December 31, 2015, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 16, 2016

  Supplemental Information

Victory Variable Insurance Funds  December 31, 2015

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, 25 portfolios in Victory Portfolios, one portfolio in Victory Institutional Funds and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 64	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D.T. Andrews, 68	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual plc (2002-2011); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 64	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 61	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).
John L. Kelly, 62	Trustee	February 2015	Bulk physical commodities broker, Endgate Commodities LLC (since 2014); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Member, Crossroad LLC (Consultants) (2009-2011).	Director, Caledonia Mining Corporation (since May 2012); Managing Member, Crossroad LLC (since May 2009).
David L. Meyer, 58	Trustee	December 2008	Retired.	None.
Leigh A. Wilson, 71	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013).
Interested Trustee.
David C. Brown, 43	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Continued

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2015

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 54	President	February 2006	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 46	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 42	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 72	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 55	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 62	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011).

Continued

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2015

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Annualized Expense Ratio During Period 7/1/15-12/31/15
$1,000.00	$982.80	$5.50	1.10%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Annualized Expense Ratio During Period 7/1/15-12/31/15
$1,000.00	$1,019.66	$5.60	1.10%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Continued

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2015

(Unaudited)

Additional Federal Income Tax Information

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	61%

Continued

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2015

(Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement").

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 2, 2015. The Board also considered information relating to the Agreement throughout the year and at a meeting on October 21, 2015. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

•  Total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  The Adviser's commitments to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Fund for administration services;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of the Fund individually. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fee with comparable mutual funds in a peer group compiled by the Adviser. The Board reviewed the factors and methodology used by the Adviser in the selection of the Fund's peer group in accordance with a process designed by an independent third-party consultant hired by the Board. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts and the differences in the services provided to those other accounts. The Trustees also noted that because of the small size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group, benchmark index and Morningstar category. The Board recognized that the Fund's performance, the performance of peer funds and the Fund's Morningstar average are provided net of expenses, while the benchmark index is gross returns. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered, and each Trustee attributed different weights to various factors.

The Board compared the Fund's 0.405% gross annual management fee to the median management fee for the peer group and considered the fact that the Fund's fee was within the range of the Fund's peers. The Board also compared the Fund's Class A net annual expense ratio of 1.16% to the peer group median of 1.0% and found the Fund's expense ratio to be reasonable. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended July 31, 2015, to that of the peer group, benchmark index and Morningstar category for the same periods and considered the fact that the Fund underperformed the peer group and its Morningstar category for the one-, five- and ten-year periods and underperformed the benchmark index for each period. The Board noted the longevity of the portfolio managers and the management team and discussed with management longer term plans for the portfolio management team.

Approval of the Agreement on Behalf of the Fund

Having concluded, among other things, that (1) the Fund's management fee was within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total expense ratio was reasonable; and (3) management was addressing the Trustees' concerns about the Fund's performance, the Board agreed that the Agreement continued to be in the best interests of the Fund's shareholders with respect to the Fund.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund discussed above, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Continued

Visit our web site at: www.vcm.com	Call Victory at: 800-539-FUND (800-539-3863)

1WF-AR 2/16

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Experts.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

	2015	2014
Audit Fees(1)	$19,000	$20,550
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$5,047	$5,047
All Other Fees(4)	$0	$0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended December 31, 2015 and December 31, 2014, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2015 and 2014 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(1)(C)

(f) Not applicable.

(g)

2015	$268,855
2014	$213,172

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)    Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)    Not applicable.

(b)                   Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer
Date	February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s / Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer
Date	February 29, 2016

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer
Date	February 29, 2016